Execution Version

EXHIBIT 10.14

SIXTH AMENDMENT

TO

AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT, dated as of December 1, 2016 (this “Amendment”), is entered into by and among (i) Essendant Receivables LLC, an Illinois limited liability company (the “SPV”), (ii) Essendant Co., an Illinois corporation, as originator (the “Originator”), (iii) Essendant Financial Services LLC, an Illinois limited liability company, as seller (the “Seller”) and as Servicer, PNC Bank, National Association (“PNC Bank”), a national banking association, as agent (the “Agent”), as a Class Agent and as an Alternate Investor, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), a Japanese banking corporation acting through its New York Branch, as a Class Agent and an Alternate Investor.

Reference is herein made to that certain Amended and Restated Transfer and Administration Agreement, dated as of January 18, 2013 (as amended by (i) that certain Assignment and Assumption and First Amendment to Amended and Restated Transfer and Administration Agreement, dated as of June 14, 2013, (ii) that certain Second Amendment to Amended and Restated Transfer and Administration Agreement, dated as of January 23, 2014, (iii) that certain Third Amendment to Amended and Restated Transfer and Administration Agreement, dated as of July 25, 2014, (iv) that certain Fourth Amendment to Amended and Restated Transfer and Administration Agreement, dated as of December 4, 2014, (v) that certain Third Omnibus Amendment to Transaction Documents, dated as of June 26, 2015, (vi) as amended hereby, (vii) that certain Fifth Amendment to Amended and Restated Transfer and Administration Agreement, dated as of March 30, 2016 and (viii) as the same may be further amended, modified, supplemented, restated or replaced from time to time, the “Transfer Agreement”), by and among the SPV, the Originator, the Seller, PNC Bank, as Agent, as a Class Agent and as an Alternate Investor, and the financial institutions from time to time parties thereto as Conduit Investors and Alternate Investors.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Transfer Agreement.

WHEREAS, the parties hereto desire to amend the Transfer Agreement as set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Transfer Agreement.  Effective as of the Effective Date (as defined below), the Transfer Agreement is hereby amended as follows:

(a)The following new defined terms are added to Section 1.1 of the Transfer Agreement in appropriate alphabetical order:

“Infor Trend Receivable:  Any Receivable which, at the time of such Receivable’s origination, was processed on Originator’s Infor Trend platform.”

4175790

“Sixth Amendment Effective Date:  December 1, 2016.”

(b)Clause (xix) of the definition of “Eligible Receivable” appearing in Section 1.1 of the Transfer Agreement is amended and restated in its entirety to read as follows:

“(xix)which is not a Specified Ineligible Receivable, an Advertising Receivable, a Set Aside Receivable or an Infor Trend Receivable; and”

(c)The definition of “Excluded Receivable” appearing in Section 1.1 of the Transfer Agreement is amended and restated in its entirety to read as follows:

“Excluded Receivable:  As of the Sixth Amendment Effective Date, none of the Receivables.”

(d)The definition of “Fitch” appearing in Section 1.1 of the Transfer Agreement is amended and restated in its entirety to read as follows:

“Fitch: Fitch, Inc. and any successor thereto that is a nationally recognized statistical rating organization.”

(e)The definition of “Receivable” appearing in Section 1.1 of the Transfer Agreement is amended and restated in its entirety to read as follows:

“Receivable: Any indebtedness and other obligations owed by any Obligor to the Originator (without giving effect to any transfer under the First Tier Agreement and Second Tier Agreement) under a Contract or any right of the SPV to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale or lease of goods or the rendering of services, in either case, by the Originator, and includes the obligation to pay any finance charges, fees and other charges with respect thereto.”

(f)The definition of “S&P” appearing in Section 1.1 of the Transfer Agreement is amended and restated in its entirety to read as follows:

“S&P:  Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto that is a nationally recognized statistical rating organization.”

2.Consent to Sale of Infor Trend Receivables. By executing below, the Agent and the Investors consent to the sale of Infor Trend Receivables by the Originator to the SPV.

3.Representations and Warranties.  Each of the Originator, the SPV, the Seller and the Servicer hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in the Transfer Agreement and the other Transaction

Documents is true and correct on the date hereof, as if each representation and warranty were made on the date hereof.

4.No Default.  The SPV, the Originator, the Seller and the Servicer each hereby represent and warrant that, as of the date hereof, no Termination Event or Potential Termination Event has occurred or is continuing.

5.Transaction Documents in Full Force and Effect as Amended.  Except as specifically amended hereby, the Transfer Agreement and the other Transaction Documents shall remain in full force and effect.  All references to the Transfer Agreement therein and in each other Transaction Document shall be deemed to mean the Transfer Agreement as modified hereby.  The parties hereto agree to be bound by the terms and conditions of the Transfer Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

6.Consent of Performance Guarantor.  The Performance Guarantor hereby consents to the amendments to the Transfer Agreement set forth in this Amendment.

7.Conditions to Effectiveness.  This Amendment shall be effective as of the date (the “Effective Date”) on which the Agent shall have received counterparts of this Amendment duly executed by each of the parties hereto.

8.Miscellaneous.

(a)This Amendment may be executed in any number of counterparts and by different parties hereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original instrument but all of which, together, shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)This Amendment may not be amended or otherwise modified except as provided in the Transfer Agreement.

(d)Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAWS

PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[signatures appear on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ESSENDANT RECEIVABLES LLC

By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

ESSENDANT CO., as Originator

By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

ESSENDANT FINANCIAL SERVICES LLC, as Seller and as Servicer

By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

[signatures continue on the following pages]

Sixth Amendment to A&R Transfer and Administration Agreement

Acknowledged and consented to by:

ESSENDANT INC., as the Performance Guarantor

By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

[signatures continue on the following pages]

Sixth Amendment to A&R Transfer and Administration Agreement

PNC BANK, NATIONAL ASSOCIATION, as an Alternate Investor, a Class Agent and the Agent

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

[signatures continue on the following page]

Sixth Amendment to A&R Transfer and Administration Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as an Alternate Investor

By:	/s/ Eric Williams
Name: Eric Williams
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Class Agent

By:	/s/ Eric Williams
Name: Eric Williams
Title: Managing Director

[end of signatures]

Sixth Amendment to A&R Transfer and Administration Agreement